UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52049	06-1594540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202 South, Suite 600, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed for the purpose of amending the Current Report on Form 8-K filed by Synchronoss Technologies, Inc. (the “Company”) on July 20, 2010 (the “Original Report”), as amended by Amendment No. 1 to the Current Report on Form 8-K/A filed by the Company on October 1, 2010 (“Amendment No. 1”).

The information previously report in the Original Report and Amendment No. 1 is hereby incorporated by reference into this Amendment No. 2.  This Amendment No. 2 is being filed solely to correct the Independent Auditor’s Report of Jelena Ivanova that appears in Exhibit 99.1 of Amendment No. 1 to state that the audit performed by Jelena Ivanova with respect to the financial statements of Osaühing FusionOne Eesti as of December 31, 2008 was conducted in accordance with U.S. generally accepted accounting standards.  Except as described above, no other changes have been made to the Original Filing, Amendment No. 1 or the exhibits thereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

23.2	Consent of Jelena Ivanova, Independent Auditor

99.1	Independent Auditor’s Report of Jelena Ivanova with respect to the financial statements of Osaühing FusionOne Eesti as of December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

Date: January 6, 2012	By:	/s/ Stephen G. Waldis
Stephen G. Waldis
Chairman of the Board of Directors, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.2	Consent of Jelena Ivanova, Independent Auditor

99.1	Independent Auditor’s Report of Jelena Ivanova with respect to the financial statements of Osaühing FusionOne Eesti as of December 31, 2008